================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                              FOREST CITY ENTERPRISES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          FOREST CITY ENTERPRISES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 6, 2001


NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the 6th floor Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on Wednesday, June 6, 2001 at 2:00 p.m., local time, for the purpose of considering and acting upon:

      (1) The election of thirteen (13) directors, each to hold office until the next annual shareholders' meeting and until a successor shall be elected and qualified. Four (4) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

      (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2002.

      (3) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 16, 2001 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS
                       Thomas G. Smith, Secretary



Cleveland, Ohio
April 27, 2001


IMPORTANT:  IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.
            WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE MARK, DATE AND SIGN THE APPROPRIATE ENCLOSED PROXY OR PROXIES AND SEND THEM BY RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         FOREST CITY ENTERPRISES, INC.

                                 PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed Proxy or Proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Wednesday, June 6 , 2001 at 2:00 p.m., local time, in the 6th floor Ballroom of the Ritz Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113. This Proxy Statement and related form of proxy are being first sent to shareholders on or about April 27, 2001. A shareholder giving a Proxy may revoke it by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of April 16, 2001, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 20,028,624 shares of Class A Common Stock, par value $.33 1/3 per share, and 10,083,917 shares of Class B Common Stock, par value $.33 1/3 per share, of the Company (collectively "Common Stock"). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect four (4) directors, and will be entitled to one vote per share for this purpose. Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes and Stan Ross have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald
A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which the holder belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class will have the right to accumulate such voting power as the holder possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock, as the case may be, will have as many votes as equal the number of shares of that class of Common Stock owned by that holder multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending January 31, 2002. Broker non-votes will not be counted as cast for any proposal.

                              ELECTION OF DIRECTORS

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until their successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.

At March 1, 2001, the Ratner, Miller and Shafran Families, which include members of the Company's current Board of Directors and certain executive officers ("Family Interests"), owned 73.6% of the Class B Common Stock. RMS, Limited Partnership ("RMSLP"), which owned 72.8% of the Class B Common Stock outstanding as of the record date, is a limited partnership, comprised of the Family Interests, with eight individual general partner positions, currently consisting of: Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company; Charles A. Ratner, President and Chief Executive Officer of the Company and Director; Ronald A. Ratner, Executive Vice President of the Company and Director; Brian J. Ratner, Executive Vice President- East Coast Development of the Company and Director; Deborah Ratner Salzberg, Vice President -Forest City Residential Group, Inc., a subsidiary of the Company, and Director; Joan K. Shafran, Director; Joseph Shafran; and Abraham Miller. Joan K. Shafran is the sister of Joseph Shafran. Charles A. Ratner, James A. Ratner and Ronald A. Ratner are brothers. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner, and is Abraham Miller's father.

Under the partnership agreement of RMSLP ("Agreement"), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 1, 2001, members of the Family Interests collectively owned 31.1% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 1, 2001, under the Agreement voted by the general partners of RMSLP, who under Rule 13d-3 of the Securities Exchange Act of 1934, are deemed to be the beneficial owners of those shares of Class B Common Stock:

                                                                                    Percent of
                                                  Shares of Class B                   RMSLP's
                               Name of               Common Stock               Holdings of Class B
Family Branch              General Partners       Held through RMSLP               Common Stock
----------------------------------------------------------------------------------------------------------
Max Ratner                Charles A. Ratner          3,215,370                         42.8%
                          Ronald A. Ratner

Albert Ratner             Brian J. Ratner            1,764,505                         23.5%
                          Deborah Ratner Salzberg

Samuel H. Miller          Samuel H. Miller             587,202                          7.8%

Shafran                   Joan K. Shafran            1,376,934                         18.4%
                          Joseph Shafran

Ruth Miller               Abraham Miller               560,240                          7.5%
                                                     ---------                        -----
  Total                                              7,504,251                        100.0%
                                                     =========                        =====


The following table sets forth the beneficial ownership of shares of Class A and Class B Common Stock as of March 1, 2001 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

                                                                                  Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                             ----------------------------------------------------------------------
                                                                                         Combined
                                                                                           Class
                                                                Class A                   A and B       Percent   Class B
                           Occupation                Director   Common        Percent     Common          of       Common   Percent
    Name                    and Age                   Since    Stock(h,j)   of Class(h)  Stock (i,j)    Class(i)    Stock   of Class
-----------------------------------------------------------------------------------------------------------------------------------


NOMINEES
(a) Michael P.    Chairman  of XL Capital Ltd.         1995    28,806          0.15%      28,806        0.15%           -        -
    Esposito, Jr. (f/k/a Exel Limited) (insurance);               (1)
                  Retired Executive Vice
                  President - Chief Control
                  Compliance and
                  Administrative Officer,
                  The Chase Manhattan
                  Bank, N.A. (banking).
                  Director of Arch Capital
                  Group Ltd. (insurance) and
                  Annuity & Life Ltd.
                  (insurance).  Age 61. (c,d,e)

(a) Joan K.       Executive Managing                   1997    71,368          0.36%   7,580,119       27.72%   7,508,751    73.30%
    Shafran       Partner, The Berimore Co.                       (2)                     (2)(3)                      (3)
                  (investments); Principal
                  and President of the Board,
                  Do While Studio (art and
                  technology nonprofit).
                  Age 53.


                                                                                    Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                             ----------------------------------------------------------------------
                                                                                            Combined
                                                                                             Class
                                                                 Class A                    A and B      Percent    Class B
                    Occupation                        Director   Common         Percent     Common         of       Common  Percent
    Name             and Age                           Since   Stock (h,j)    of Class(h)  Stock (i,j)  Class (i)   Stock  of Class
-----------------------------------------------------------------------------------------------------------------------------------
(a) Louis      Attorney, Squire, Sanders, &             1999     1,483          0.01%       1,483        0.01%           -        -
    Stokes     Dempsey since 1999 (law);                           (4)
               Retired Member of The United
               States Congress. Age 76. (d,e)

(a) Stan Ross  Retired Vice Chairman/Special            1999         -             -            -           -            -        -
               Consultant of  Ernst & Young LLP
               (accounting & consulting);
               Chairman of the Board of USC
               Lusk Center for Real Estate
               (education). Age 65. (d)

(b) Albert B.  Co-Chairman of the                       1960   710,920          3.58%     713,788        3.60%       2,868     0.03%
    Ratner     Board of Directors of the                           (5)                     (5)(6)                      (6)
               Company since June 1995;
               Vice Chairman of the Board
               of the Company from June
               1993 to June 1995; Chief
               Executive Officer prior to
               July 1995 and President
               prior to July 1993.  Director
               of RPM, Inc. (lubricants).
               Age 73. (f)

(b) Samuel H.  Co-Chairman of the                       1960 1,021,196          5.15%   8,525,447       31.18%   7,504,251    73.26%
    Miller     Board of Directors                                  (7)                     (7)(8)                      (8)
               of the Company since June 1995;
               Chairman of the Board of the Company
               from June 1993 to June 1995; Vice
               Chairman of the Board, Chief
               Operating Officer of the Company
               prior to June 1993; Treasurer of the
               Company since December 1992. Age 79.(f)


                                                                                    Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                             ----------------------------------------------------------------------
                                                                                        Combined
                                                                                         Class
                                                              Class A                   A and B        Percent  Class B
                    Occupation                     Director   Common        Percent     Common           of     Common    Percent
    Name             and Age                         Since   Stock(h,j)   of Class(h)  Stock (i,j)    Class (i)  Stock    of Class
------------------------------------------------------------------------------------------------------------------------------------

(b) Charles A. President of the Company                 1972 1,802,351      9.06%       9,306,602       33.97%   7,504,251    73.26%
    Ratner     since June 1993;  Chief                             (9)                    (9)(10)                     (10)
               Executive Officer of the
               Company since June 1995;
               Chief Operating Officer
               from June 1993 to June 1995;
               Executive Vice President
               prior to June 1993. Director of
               American Greetings Corporation
               (greeting cards), Cole National
               Corporation (retail) and Cole
               National Group Inc. (retail).
               Age 59. (f)

(b) James A.   Executive Vice President                 1984 2,048,794     10.31%       2,048,794       10.31%          -         -
    Ratner     of the Company and                                 (11)                   (11)(12)                     (12)
               President of Forest City
               Rental Properties
               Corporation,
               a subsidiary of the
               Company.
               Age 56. (f)

(b) Jerry V.   Retired Chairman                         1984     9,650      0.05%           9,650        0.05%           -        -
    Jarrett    and Chief                                          (13)
               Executive Officer
               of Ameritrust
               Corporation (banking).
               Age 69. (c,d,e)

(b) Ronald A.  Executive Vice President                 1985   879,152      4.42%       8,383,403        0.62%   7,504,251    73.26%
    Ratner     of the Company and                                 (14)                   (14)(15)                     (15)
               President of Forest
               City Residential Group,
               Inc., a subsidiary of the
               Company. Age 54. (f)

(b) Scott S.   President, Tulane University             1989    10,750      0.05%          10,750        0.05%           -        -
    Cowen      (education)  since July  1998;                     (16)
               Dean and Professor
               of Weatherhead School
               of Management, Case
               Western Reserve University
               (education) prior to July 1998.
               Director of JoAnn Stores, Inc.
               (specialty retailing), Newell
               Rubbermaid Corporation
               (consumer products) and
               American Greetings
               Corporation (greeting cards).
               Age 54. (c,d,e)

                                                                                    Number of Shares of Common
                                                                                     Stock Beneficially Owned
                                                             ----------------------------------------------------------------------
                                                                                      Combined
                                                                                       Class
                                                               Class A                 A and B          Percent   Class B
                    Occupation                       Director  Common      Percent     Common             of       Common   Percent
Name                 and Age                           Since  Stock h,j) of Class(h)  Stock(i,j)       Class(i)    Stock   of Class
-----------------------------------------------------------------------------------------------------------------------------------

(b) Brian J.   Executive Vice President - East          1993   149,863     0.75%        7,654,114       27.97%   7,504,251    73.26%
    Ratner     Coast Development of the                           (17)                   (17)(18)                     (18)
               Company  since  August 2000;
               Senior Vice President - East
               Coast Development
               from January 1997 to
               August 2000; Vice President-
               Urban Entertainment from June
               1995 to December 1996;
               Vice President of the Company
               from May 1994 to June 1995 and
               an officer of various
               subsidiaries. Age 43. (f)

(b) Deborah    Officer of various                       1995    79,808      0.40%       7,584,059       27.73%   7,504,251    73.26%
    Ratner     subsidiaries of the                                (19)                   (19)(20)                     (20)
    Salzberg   Company.
               Age 47. (f)

OTHER NAMED EXECUTIVE OFFICER

    Thomas G.  Executive Vice                                   22,962      0.12%          23,472        0.12%         510     0.00%
    Smith      President of the Company                           (21)
               since October 2000;  Senior
               Vice President prior to
               October 2000;  Chief
               Financial Officer and
               Secretary of the
               Company. Director
               of Cleveland Region
               Advisory Board, First
               Merit Bank (banking).
               Age 60. (f,g)

ALL DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS AS A GROUP (17 in number)                           5,003,295     24.94%      12,516,016       45.38%   7,512,721    73.34%
                                                                  (22)                   (22)(23)                     (23)

(1) Includes 8,650 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(2) Includes 69,118 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition.

(3) Includes 4,500 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran's beneficial ownership of the remaining 7,504,251 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(4) Includes 1,250 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(5) Albert B. Ratner has beneficial ownership of 365,787 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 180,602 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 66,988 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(6) Does not reflect the following shares that Albert B. Ratner disclaims beneficial ownership of: 1,609,510 shares of Class B Common Stock held in trusts for which he is trustee and 133,967 shares held in trusts for which he is trust advisor, of which 752,213 shares are held in the Albert Ratner Family Branch of RMSLP, 790,998 shares are held in the Max Ratner Family Branch of RMSLP and 200,266 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(7) Samuel H. Miller has beneficial ownership of 1,014,578 shares of Class A Common Stock held in trusts for which he is trustee and has sole power of voting and disposition.

(8) Samuel H. Miller's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(9) Charles A. Ratner has beneficial ownership of 1,280,115 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 129,914 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 52,704 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(10) Charles A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(11) James A. Ratner has beneficial ownership of 1,382,120 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 138,532 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 23,624 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 32,940 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(12) Does not reflect the following shares that James A. Ratner disclaims beneficial ownership of: 1,834,247 shares of Class B Common Stock held in trusts for which he is trustee and 400,372 shares held in trusts for which he is trust advisor, of which 1,482,686 shares are held in the Max Ratner Family Branch of RMSLP, 483,896 shares are held in the Albert Ratner Family Branch of RMSLP and 268,037 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(13) Includes 8,650 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(14) Ronald A. Ratner has beneficial ownership of 223,902 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 137,720 shares for which he has sole power of voting and disposition. Includes 32,940 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(15) Ronald A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(16) Includes 8,650 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(17) Brian J. Ratner has beneficial ownership of 13,695 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner claims beneficial ownership of 15,600 shares held as custodian for his minor daughter and as to which he has sole power of voting and disposition. Includes 19,764 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(18) Brian J. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(19) Deborah Ratner Salzberg has beneficial ownership of 57,460 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition. Includes 9,576 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(20) Deborah Ratner Salzberg's beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(21) Includes 19,452 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(22) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category. Includes 227,210 shares that were issuable upon the exercise of stock options vested at March 1, 2001 or vesting within 60 days thereafter.

(23) These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 7,504,251 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)        Nominated for election by holders of Class A Common Stock.

(b)        Nominated for election by holders of Class B Common Stock.

(c)        Member of the Audit Committee.

(d)        Member of the Compensation Committee.

(e)        Member of the Nominating and Corporate Governance Committee.

(f)        Officer and/or director of various subsidiaries of the Company.

(g)        This officer is not a director.

(h) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(i) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a 1 for 1 basis.

(j) This column includes, if any, Class A stock options that were exercisable on March 1, 2001 or will be exercisable within 60 days after such date.

The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

                             DIRECTOR COMPENSATION

Each non-employee director of the Company receives an annual retainer of $25,000. They also receive a fee of $1,000 ($500 prior to April 11, 2000) for attending any board committee meeting and an additional $500 for serving as chairman for any board committee meeting. Beginning April 11, 2000, each non-employee director receives a $1,000 board meeting attendance fee. During fiscal 2000, Messrs. Cowen, Esposito, Jarrett, Ross and Stokes received $1,500, $3,500, $3,500, $2,000 and $1,000 respectively, for attending or serving as chairman for board committee meetings. In addition, Messrs. Cowen, Esposito, Jarrett, Ross and Stokes, and Ms. Joan K. Shafran received $1,000, $2,000, $5,000, $1,000, $2,000 and $2,000, respectively, for attending other meetings in their capacity as a director of the Company. Directors who are also employees of the Company receive no additional compensation for service as directors.

                           PRINCIPAL SECURITY HOLDERS

The following table sets forth the security ownership as of March 1, 2001 of all other persons who beneficially own 5% or more of the Company's common stock.

                                                        Number of Shares of Common Stock
                                                                Beneficially Owned
                                ----------------------------------------------------------------------------------------------
                                                                        Combined
                                             Class A                  Class A and B                   Class B
                                             Common         Percent       Common          Percent      Common        Percent
Name and Address                            Stock (a)    of Class (a)   Stock (b)       of Class (b)    Stock        of Class
------------------------------------------------------------------------------------------------------------------------------

Private Capital Management, Inc.        2,531,637(1)(4)     12.76%     2,946,030(1)(4)    14.55%     414,393(1)(4)      4.05%
   and Bruce S. Sherman
3003 Tamiami Trail North
Naples, FL 33940

Southeastern Asset Management, Inc.     1,864,050(2)(4)      9.40%     2,066,028(2)(4)    10.31%     201,978(2)(4)      1.97%
   and Longleaf Partners Realty Fund
6410 Poplar Ave., Suite 900
Memphis, TN 38119

EQSF Advisers, Inc. and                   989,427(3)(4)      4.99%     1,013,627(3)(4)     5.11%      24,200(3)(4)      0.24%
   M.J. Whitman Advisers, Inc.
767 Third Avenue
New York, NY   10017

Joseph Shafran                             69,118(5)         0.35%     7,577,869(5)       27.71%   7,508,751(5)        73.30%
Paran Management Company
13212 Shaker Boulevard, Suite 100
Cleveland, OH 44120

Abraham Miller                            104,351(6)         0.53%     7,608,602(6)       27.83%   7,504,251(6)        73.26%
Graffiti
3111 Carnegie Avenue
Cleveland, OH  44115

Ratner, Miller & Shafran Family         6,219,219(7)        31.12%    13,756,188(7)       49.98%   7,536,960(7)        73.58%
   Interests
Terminal Tower
50 Public Square Suite 1600
Cleveland, OH 44113

(1) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as Chairman of PCM, and Gregg J. Powers, as President of PCM, exercise shared dispositive power with respect to shares held by PCM on behalf of its clients and may also be deemed to be the beneficial owners of the 2,531,637 shares of Class A Common Stock beneficially owned by PCM.. Mr. Sherman has sole power to vote or to direct the vote and to dispose or to direct the disposition of an additional 10,000 shares of Class A Common Stock.

 (2) Southeastern Asset Management, Inc. (SAM), a Tennessee corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Longleaf Partners Realty Fund (LPRF) is a series of Longleaf Partners Fund Trust, a Massachusetts business trust. SAM may be the beneficial owner of the securities included in the table above because of its advisory relationship with the persons owning the securities. SAM has sole voting and dispositive power over 53,378 shares of Class B Common Stock, and shared voting and dispositive power with LPRF over 1,864,050 shares of Class A Common Stock and 148,600 shares of Class B Common Stock. SAM and LPRF disclaim beneficial ownership in 664,800 shares of Class A Common Stock and 3,900 shares of Class B Common Stock held in an account over which they have no voting or dispositive powers. Mr. O. Mason Hawkins, a U.S. citizen and Chairman of the Board and Chief Executive Officer of SAM, may be deemed to be a controlling person of SAM as a result of his official position with or ownership of SAM's voting securities. The existence of such control is expressly disclaimed. Mr. Hawkins does not own, directly or indirectly, any securities included in the table above.

(3) Martin J. Whitman is the Chairman, President and Chief Executive Officer of EQSF Advisors, Inc. (EQSF) and the Chairman and Chief Executive Officer of M.J. Whitman Advisers, Inc. (MJWA). EQSF has sole power of voting and disposition for 643,700 shares of Class A Common Stock and MJWA has sole power of voting for 184,338 shares and sole power of disposition of 344,127 shares of Class A Common Stock. Mr. Whitman disclaims beneficial ownership of all such shares.

(4) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 2000 as disclosed in Forms 13F and/or 13G filed by the Principal Security Holder named in the table.

(5) Joseph Shafran is the brother of Joan K. Shafran, Director. Mr. Shafran has beneficial ownership of 69,118 shares of Class A Common Stock held in a partnership in which he has shared power of voting and disposition. Included in the Class B Common Stock are 4,500 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran's beneficial ownership of the remaining 7,504,251 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors" on page 2.

(6) Abraham Miller is the son of Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company. Abraham Miller has beneficial ownership of 37,988 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 17,418 shares for which he has sole power of voting and disposition. Abraham Miller's beneficial ownership of the Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors" on page 2.

(7) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 7,504,251 shares which represents 73.26% of the Class B Common Stock outstanding at March 1, 2001.

       Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a 1 for 1 basis.

                      COMMITTEES OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Audit Committee is composed of three non-employee directors: Messrs. Michael
P. Esposito, Jr. (Chairman), Scott S. Cowen and Jerry V. Jarrett. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors, reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. The Audit Committee meets with the independent accountants on a quarterly basis and periodically as deemed necessary. The Audit Committee held three meetings during 2000 and the Chairman had two telephone conferences with the independent accountants.

The Compensation Committee is comprised of five non-employee directors: Messrs. Jerry V. Jarrett (Chairman), Scott S. Cowen, Michael P. Esposito, Jr., Louis Stokes and Stan Ross. The Compensation Committee reviews the compensation arrangements for senior management. Two Compensation Committee meetings were held during 2000.

The Nominating and Corporate Governance Committee is comprised of four non-employee directors: Messrs. Scott S. Cowen (Chairman), Michael P. Esposito, Jr., Jerry V. Jarrett and Louis Stokes. The Nominating and Corporate Governance Committee proposes Board of Director nominees and advises the Board on all matters concerning corporate governance, to the extent these matters are not the responsibility of other committees, assessing the Board's performance and making recommendations to the Board on the functions and duties of the committees of the Board, general Board practices and the Company's relations with its stockholders. The Nominating and Corporate Governance Committee did not meet during 2000.

Each director attended at least 75% of the meetings of the Board and those committees on which the director served.

                             AUDIT COMMITTEE REPORT

This Report, together with the Compensation Committee Report and Performance Graph on page 17, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference and shall not otherwise be deemed filed under such Acts.

The Board of Directors of Forest City Enterprises,Inc. adopted a written Audit Committee Charter, a copy of which is included as Appendix A to this proxy statement. All members of the Audit Committee are independent as defined in
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopersLLP, the Company's independent accountants, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders for the year ended January 31, 2001. The Audit Committee has also discussed with the Company's independent accountants the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopersLLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with PricewaterhouseCoopersLLP their independence. The Audit Committee has also considered whether the provision of information technology services and other non-audit services to the Company by PricewaterhouseCoopersLLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001, filed with the U.S. Securities and Exchange Commission.

Michael P. Esposito, Jr., Chairman   Scott S. Cowen          Jerry  V. Jarrett


                  COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION

The Compensation Committee of the Board of Directors consists entirely of nonemployee Directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                          COMPENSATION COMMITTEE REPORT

The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishments of the Company's strategic objectives.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation, Amortization and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. Total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.

The Compensation Committee reviews and approves the development and formulation of all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The salaries of the Chief Executive Officer and the five other most highly compensated officers are proposed by the Chief Executive Officer to the Committee for approval. The Committee then reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required and expects to continue to use their services in the future.

The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Officer, effective February 1, 1997. The Agreement provides for an annual salary of $400,000. The contract was initially for a one year term and has been renewed annually. In reviewing the Chief Executive Officer's compensation, the Compensation Committee feels one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting our industry and to adjust strategic directions and tactical plans to be responsive. Improving shareholder value and development of management succession plans also rank high on the list of performance indicators.

Jerry V. Jarrett, Chairman        Scott S. Cowen        Michael P. Esposito, Jr.

                      Louis Stokes              Stan Ross

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's chief executive officer and the five other most highly compensated executive officers.

                           Summary Compensation Table
                           --------------------------

                                                                              Long Term Compensation
                                                                              ----------------------
                                                                               Awards         Payouts
                                                                               ------         -------
                                                   Annual Compensation                          Securities
                                                  ----------------------      Underlying     LTIP         All Other
Name and Principal Position             Year      Salary($)     Bonus($)      Options(#)   Payouts($) Compensation($)
--------------------------------------------------------------------------------------------------------------------
Charles A. Ratner,                      2000      $399,979      $250,000          --        $457,043      $125,419
        President and Chief             1999       399,987       250,000        28,800          --         114,134
        Executive Officer               1998       399,986       200,000        28,800          --         114,408

Albert B. Ratner, Co-Chairman           2000       474,986          --            --            --          97,348
        of the Board of  Directors      1999       474,352          --            --            --         111,019
                                        1998       449,986          --            --            --         126,330

Samuel H. Miller, Co-Chairman           2000       424,986          --            --            --          11,618
        of the Board of  Directors      1999       424,987          --            --            --          11,853
        and Treasurer                   1998       399,985          --            --            --          12,128

Thomas G. Smith,                        2000       339,447       206,250          --         400,625        51,792
        Executive Vice President,       1999       318,756       212,000        14,400          --          51,693
        Chief Financial Officer         1998       319,794       155,000        14,400          --          51,900
        and Secretary

James A. Ratner                         2000       349,505       203,125          --         397,231         8,516
        Executive Vice President        1999       324,986       203,125        18,000          --           8,693
                                        1998       324,986       162,500        18,000          --           8,576

Ronald A. Ratner                        2000       349,505       203,125          --         397,231         8,276
        Executive Vice President        1999       324,986       203,125        18,000          --           8,415
                                        1998       324,986       162,500        18,000          --           8,576



Amounts reported as "All Other Compensation" in 2000 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's supplemental pension plan for executives as follows: Charles A. Ratner, $10,000; Albert B. Ratner, $10,000; Samuel H. Miller, $10,000; James A. Ratner, $7,000; and Ronald A. Ratner, $7,000; (ii) accrual of an amount for Thomas G. Smith under a deferred compensation plan, $50,000; (iii) cost of group term life insurance as follows: Charles A. Ratner, $516; Albert B. Ratner, $618; Samuel H. Miller, $618; Thomas G. Smith, $792; James A. Ratner, $516 and Ronald
A. Ratner, $276; (iv) the Company's matching contribution to the 40l(k) plan of $1,000 each; (v) gross-up of Charles A. Ratner's contribution to the cost of his split-dollar life insurance policies, $22,985; and (vi) the dollar value of the benefit to the named executive officer of the interest-free use of the Company paid premiums, excluding the term insurance portion which is paid by the named executive officer, from the current year to the projected date the premiums will be refunded to the Company for split-dollar life insurance as follows: Charles
A. Ratner, $90,918; and Albert B. Ratner, $85,730.

The Company entered into employment agreements with Albert B. Ratner and Samuel
H. Miller, Co-Chairmen of the Board of Directors effective January 1, 1999 which provide for an annual salary of $475,000 and $425,000, respectively. The agreements are renewable annually. Although they do not participate in a formal bonus plan, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald
A. Ratner effective February 1, 2000, providing for annual salaries of $350,000 each. These agreements are renewable annually.

The employment agreements for Albert Ratner, Samuel Miller, Charles Ratner, James Ratner and Ronald Ratner provide that upon the death of such officer, the beneficiary will receive an annual death benefit for five years equal to the salary paid for the last calendar year prior to the death. The same death benefit is provided to Thomas Smith through an agreement dated May 31, 1999.


                      OPTION GRANTS IN LAST FISCAL YEAR
                      ---------------------------------

No stock options were granted to the named executive officers during fiscal
2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                  --------------------------------------------

The following Table shows stock options exercised during fiscal 2000 by the named executive officers and the value of their unexercised stock options to purchase Class A Common Stock held at January 31, 2001.



                                                     Number of
                                                    Securities       Value of
                                                    Underlying     Unexercised
                                                    Unexercised    In-the-Money
                                                    Options at     Options at
                         Shares                     FY-End (#)      FY-End ($)
                      Acquired on    Value         Exercisable/    Exercisable/
        Name          Exercise (#)  Realized ($)   Unexercisable   Unexercisable
-----------------------------------------------------------------------------------------
Charles A. Ratner         --           --        36,000/50,400      $876,600/$834,120
Albert B. Ratner          --           --                 --                     --
Samuel H. Miller          --           --                 --                     --
Thomas G. Smith          3,450      $79,264      11,100/25,200      $250,793/$417,060
James A. Ratner           --           --        22,500/31,500      $547,875/$521,325
Ronald A. Ratner          --           --        22,500/31,500      $547,875/$521,325


The last closing price of the Company's Class A Common Stock for the fiscal year ended January 31, 2001 was $41.55 per share.

The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Real Estate Investment Index. The cumulative total return is based on a $100 investment on January 31, 1996 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

                               Performance Graph

                                          Jan-96    Jan-97    Jan-98    Jan-99    Jan-00    Jan-01
FCEA                                       $100      $186      $244      $232      $241      $387
FCEB                                       $100      $186      $247      $234      $283      $394
S&P 500                                    $100      $126      $160      $212      $283      $213
Dow Jones Real Estate Investments Index    $100      $132      $155      $120      $117      $150


                      Transactions with Affiliated Persons

The Company paid approximately $160,541 as total compensation during 2000 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company), the two children of James Ratner (an Executive Vice President and a Director of the Company), the two children of Ronald Ratner (an Executive Vice President and a Director of the Company), Deborah Ratner Salzberg (Vice President - Forest City Residential Group, Inc. and a Director of the Company), Brian J. Ratner (Executive Vice President - East Coast Development and a Director of the Company), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company's Board of Directors), Samuel H. Miller as Trustee, and Fannye Shafran as Trustee. RMSIC manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (362,000 square feet) and Midtown (258,000 square feet). The rate of compensation for such services is 4% of all tenant rentals, plus a lease fee of 2% to 3%. Management believes these fees are comparable to that which other management companies would charge.

Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Conflict of Interest Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict-of-interest policy permits those of the principal shareholders who are officers or employees of the Company to own, alone or in conjuction with others, certain commercial, industrial and residential properties which may be developed, expanded, operated and sold independently of the business of the Company. The ownership of these properties by these principal shareholders makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties. The Company was informed by these principal shareholders in 1960 that, except for these properties, they would in the future engage in all business activities of the type conducted by the Company only through and on behalf of the Company as long as they were employed by the Company. This would not preclude them from making personal investments in real estate on which buildings and improvements have been completed prior to such investments.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING/COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 2000 all filing requirements applicable to Reporting Persons were complied, except that a Form 4 for Michael
P. Esposito, Jr. was filed following the reporting date, due to a miscommunication with the transfer agent.

                      RATIFICATION OF INDEPENDENT AUDITORS


The Board of Directors recommends the ratification of PricewaterhouseCoopers LLP, Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 2002.

PricewaterhouseCoopers LLP has indicated that a representative of PricewaterhouseCoopers LLP will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ended January 31, 2002. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, the vote will be sufficient to approve such proposal.

                                   AUDIT FEES

PricewaterhouseCoopers LLP has billed or will bill the Company approximately $1,012,000 in the aggregate, for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's financial statements for the fiscal year ended January 31, 2001 and the reviews of the interim financial statements included in the Company's Form 10-Q filed during the fiscal year ended January 31, 2001.

              FINANCIAL INFORMATION DESIGN AND IMPLEMENTATION FEES

PricewaterhouseCoopers LLP has billed the Company $-0- for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by PricewaterhouseCoopers LLP for the fiscal year ended January 31, 2001.

                                 ALL OTHER FEES

PricewaterhouseCoopers LLP has billed or will bill the Company approximately $943,000 in the aggregate, for services rendered by PricewaterhouseCoopers LLP for all services (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" ) for the fiscal year ended January 31, 2001. These fees relate primarily to services rendered in connection with the issuance of approximately 175 separate financial statements and other reports for individual partnerships and joint ventures, which are statutory requirements or are required to be issued annually under these entities' respective loan agreements. The remaining fees relate to services rendered in connection with a private debt offering by the Company in 2000.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 2002 annual meeting of shareholders must be received by the Company at the address below on or before December 29, 2001 for inclusion in the Company's proxy statement and form of proxy relating to the 2002 annual meeting of shareholders.

                                 OTHER BUSINESS

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting of which the Company did not receive notice prior to March 13, 2001, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.

Written requests for such report should be directed to :

                               Thomas T. Kmiecik
                              Assistant Treasurer
                         Forest City Enterprises, Inc.
                                 Terminal Tower
                          50 Public Square Suite 1100
                             Cleveland, Ohio 44113
                             tom_kmiecik@fceinc.com

                     COST AND METHOD OF PROXY SOLICITATION

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.

        By order of the Board of Directors.

        /s/Thomas G. Smith, Secretary



Cleveland, Ohio
April 27, 2001

                                   APPENDIX A

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I.   Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to accounting for the Company's financial position and results of operations, as well as such other matters as may from time to time be specifically delegated to the Committee by the Board. While the Committee has the powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the independent accountants. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the independent accountants or to assure compliance with laws or the Company's corporate compliance program or code of ethics. The Committee will review:

           - The financial information to be provided by Forest City Enterprises to shareholders, governmental agencies, and others;
           -     The systems of internal controls;
           -     The audit process; and
           - The compliance and adherence with the Company's ethics, policies, procedures and practices.

II.   COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining independence, the Board will observe the requirements of Rules
303.01 and 303.02 of the NYSE Listed Company Manual. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The Board shall elect the members of the Committee. A Chair of the Committee shall be named by the Board.

III. MEETINGS

The Committee shall meet as frequently as circumstances dictate. As part of its responsibility to foster open communications, the Committee shall meet at least annually with management, the Director of the Internal Auditing Department, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. POWER AND AUTHORITY

The Committee shall have the authority to call meetings at their discretion and invite members of the Company and independent accountants to attend. The Committee shall have the power to require and oversee any investigations that the Committee deems necessary to discharge their responsibilities and to employ whatever auditors, advisors, or consultants, are needed to conduct such investigations. The Committee shall have the power to ensure the proper educational programs are provided to members of the Committee to ensure proper financial and accounting familiarity expertise expected of each Committee member. The Committee shall concur on the appointment or removal of the Director of the Internal Auditing Department.

V. RESPONSIBILITIES AND DUTIES

Specific responsibilities and duties of the Committee are:

Concerning the financial information to be provided by Forest City Enterprises to shareholders, governmental agencies, and others:

      1. Reviews the results of the annual audit of the consolidated financial statements conducted by the independent accountants, including the nature and management letter.

      2. Exercises oversight of the Company's annual and quarterly financial reporting process, including the related internal accounting controls; and reviews, prior to publication, the Company's annual consolidated financial statements and significant accounting policies and changes thereto.

      3. Ensures the review by the independent accountants of filings with the SEC and other published documents containing the Company's financial statements to consider whether the information contained in these documents is consistent with the information contained in the annual financial statements.

      4. Inquires as to the accounting for new business activities and changes to accounting principles.

      5. Discusses with the independent accountants and management pending accounting principle changes and their impact on the Company, including implementation impacts on the financial statements.

Concerning the systems of internal controls:

      1. Reviews annually the results of management's program to monitor compliance with the Company's policies on business ethics; and reviews, whenever necessary, significant cases of employee conflict of interest or misconduct.

      2. Reviews with legal counsel the compliance with laws and regulation and reports issued by in-house legal counsel addressing the more significant claims against the Company.

      3. Considers and reviews with the independent accountants and the Director of the Internal Auditing Department the adequacy of the Company's internal controls including computerized information systems controls and security.

      4. Reviews any significant findings and recommendations of the independent accountants and Internal Auditing together with management's responses thereto.

      5. Periodically reviews the directors, officers, and management perquisites.

Concerning the audit process:

      1. The independent accountants for the Company are ultimately accountable to the Board and the Committee for conducting audits and ensuring the Company's financial statements are in accordance with generally accepted accounting principles. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. Alternatively, the Committee and the Board may nominate the independent accountants to be proposed for shareholder approval in any proxy statement.

      2. The Committee is responsible for (A) ensuring that the independent accountants submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent accountants and the Company consistent with Independence Standards Board Standard No. 1, (B) actively engaging in dialogue with the independent accountants with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent accountants and (C) recommending that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

      3. Reviews the annual audit plan and proposed fees of the independent accountants, reviews the annual audit plan of the Company's internal auditors, and requests any additional audit work with respect to these plans as the Committee deems necessary.

      4. Reviews annually the scope of activities, staffing, budget, results, and effectiveness of the Company's internal audit function and advises management of such changes to the internal audit function as the Committee deems necessary.

VI.     REPORTING OF ACTIVITIES

The Chairman of the Committee will periodically report to the full Board of Directors concerning the scope and results of the work performed by the Committee.

VII.    Other Assignments

In addition to the above responsibilities and duties, the Committee shall perform other assignments as determined by the Board of Directors.

                                   P R O X Y

                                  DETACH HERE
--------------------------------------------------------------------------------

                     FOREST CITY ENTERPRISES, INC. CLASS A

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 6, 2001 at 2:00 p.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

    (1) The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

        Nominees: Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes, Stan Ross

    (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2002.

    (3) In their discretion, to vote upon such other business as may properly come before the meeting.

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                  DETACH HERE
--------------------------------------------------------------------------------

                        (Continued from the other side)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

(1) The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified. -- Nominees: Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes, Stan Ross

    [ ] FOR, except vote withheld from the following nominee(s):  [ ]  WITHHELD

--------------------------------------------------------------------------------

(2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2002.

    [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    [ ]  CHANGE OF ADDRESS (BELOW)          DATED: _______________, 2001

                                            ------------------------------------

                                            ------------------------------------
                                            SIGNATURE(S)

                                            NOTE: PLEASE SIGN EXACTLY AS NAME
                                            APPEARS HEREON. JOINT OWNERS SHOULD
                                            EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                            EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                            GUARDIAN, PLEASE GIVE FULL TITLE AS
                                            SUCH.

                                   P R O X Y

                                  DETACH HERE
--------------------------------------------------------------------------------

                     FOREST CITY ENTERPRISES, INC. CLASS B

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113 on June 6, 2001 at 2:00 p.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

    (1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

        Nominees: Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James
                  A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner, Deborah Ratner Salzberg

    (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2002.

    (3) In their discretion, to vote upon such other business as may properly come before the meeting.

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                  DETACH HERE
--------------------------------------------------------------------------------

                        (Continued from the other side)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

(1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualified. -- Nominees: Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner, Deborah Ratner Salzberg

    [ ] FOR, except vote withheld from the following nominee(s):    [ ] WITHHELD

--------------------------------------------------------------------------------

(2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2002.

    [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    [ ]  CHANGE OF ADDRESS (BELOW)          DATED:  _____________, 2001

                                            ------------------------------------

                                            ------------------------------------
                                            SIGNATURE(S)

                                            NOTE: PLEASE SIGN EXACTLY AS NAME
                                            APPEARS HEREON. JOINT OWNERS SHOULD
                                            EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                            EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                            GUARDIAN, PLEASE GIVE FULL TITLE AS
                                            SUCH.